UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

American Rebel Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

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1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

AMERICAN REBEL HOLDINGS, INC.

718 THOMPSON LANE, SUITE 108-199

NASHVILLE, TENNESSEE 37204

INFORMATION STATEMENT

IN LIEU OF SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS

Dear American Rebel Holdings, Inc. Stockholder:

The purpose of this letter and the enclosed Information Statement is to inform you that stockholders holding shares of Series A Convertible Preferred Stock (the “Series A Preferred”) and shares of Common Stock, representing in excess of a majority of the outstanding shares of Common Stock of American Rebel Holdings, Inc. (“American Rebel”) have executed a written consent (the “Written Consent”) in lieu of a special or annual meeting to effectuate the following (the “Actions”):

1.	To (i) authorize up to a 1-for-200 reverse stock split of American Rebel’s Common Stock (the “Reverse Stock Split”), (ii) in connection therewith, approve an amendment to American Rebel’s Articles of Incorporation to effectuate the Reverse Stock Split, and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of American Rebel stockholders, at any time within 12 months of the approval of this Action;

2.	Amend and Restate American Rebel’s Articles of Incorporation; and

3.	Amend and Restate American Rebel’s Bylaws.

A copy of the form of amendment to the Articles of Incorporation to effectuate the Reverse Stock Split is attached hereto as Appendix A. A copy of the second amended and restated Articles of Incorporation are attached hereto as Appendix B (the “Second Amended Articles”) and a copy of the amended and restated bylaws are attached hereto as Appendix C (the “Amended Bylaws”).

Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after December __, 2021, which is 20 calendar days following the date American Rebel first mailed the Information Statement to its stockholders. As soon as practicable after such date, American Rebel intends to file the Second Amended Articles with the Nevada Secretary of State.

The accompanying Information Statement is being furnished to American Rebel stockholders for informational purposes only, pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder. As described in this Information Statement, the Actions have been approved by stockholders representing more than a majority of the voting power of American Rebel outstanding Common Stock. American Rebel is not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement in its entirety for a description of the Actions approved by certain stockholders holding more than a majority of the voting power of American Rebel’s outstanding Common Stock.

The Information Statement is being mailed on or about November __, 2021 to stockholders of record as of November 19, 2021.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Yours truly,

Charles A. Ross, Jr.
Chairman

Nashville, Tennessee
November __, 2021

AMERICAN REBEL HOLDINGS, INC.

718 THOMPSON LANE, SUITE 108-199

NASHVILLE, TENNESSEE 37204

INFORMATION STATEMENT

(Dated _____ __, 2021)

NO VOTE OR OTHER ACTION OF AMERICAN REBEL’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

AMERICAN REBEL IS NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND AMERICAN REBEL A PROXY.

American Rebel Holdings, Inc., a Nevada corporation (“American Rebel”) is furnishing this information statement (the “Information Statement”) to its stockholders in full satisfaction of any notice requirements American Rebel may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nevada law (the “NRS”). No additional action will be undertaken by American Rebel with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the NRS, are afforded to American Rebel’s stockholders as a result of the adoption of the actions contemplated herein.

The Information Statement is being mailed on or about ______ __, 2021 to the holders of record at the close of business on November 19, 2021 (the “Record Date”), of the Common Stock of American Rebel in connection with actions approved by written consent (the “Written Consent”) in lieu of an annual or special meeting to effectuate the following (the “Actions”):

●	To (i) authorize up to a 1-for-200 reverse stock split of American Rebel’s Common Stock (the “Reverse Stock Split”), (ii) in connection therewith, approve an amendment to American Rebel’s Articles of Incorporation to effectuate the Reverse Stock Split, and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of American Rebel stockholders, at any time within 12 months of the approval of this Action;

●	Amend and Restate American Rebel’s Articles of Incorporation; and

●	Amend and Restate American Rebel’s Bylaws.

This Information Statement is being mailed on or about November __, 2021 to American Rebel’s stockholders of record as of the Record Date.

The entire cost of furnishing this Information Statement will be borne by American Rebel. American Rebel will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of its Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

The corporate offices of American Rebel are located at 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204 and American Rebel’s telephone number is (833) 267-3235.

Except as otherwise described herein, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Actions, which is not shared by all other holders of American Rebel’s Common Stock.

Once American Rebel’s board of directors (the “Board”) decides to implement the Reverse Stock Split, it would become effective on the date of filing of a Certificate of Amendment to American Rebel’s Articles of Incorporation with the office of the Secretary of State of the State of Nevada. Additionally, the Certificate of Amendment may not be filed until at least 20 calendar days after the mailing of this Information Statement.

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The Second Amended Articles will be effective when filed with the Nevada Secretary of State. American Rebel will not make such filing until on or after December __, 2021, a date that is 20 calendar days after this Information Statement is first sent to its stockholders. The Amended Bylaws will be effective concurrent with the filing of the Second Amended Articles.

Under the NRS, American Rebel stockholders are not entitled to dissenters’ rights with respect to the Actions.

No security holders have transmitted any proposals to be acted upon by American Rebel.

VOTE REQUIRED AND INFORMATION ON VOTING STOCKHOLDERS

American Rebel is not seeking consents, authorizations or proxies from you.

As of the date of the Written Consent, American Rebel had 127,789,623 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On November 15, 2021, the following consenting Voting Stockholders owning a total of 42,001,483 shares of Common Stock and 100,000 shares of Series A Preferred, whereby each share is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred on all matters presented to the stockholders of American Rebel for stockholder vote, thereby allowing such Common Stock and Series A Preferred to cast votes totaling 142,001,483 shares of Common Stock, delivered the executed Written Consent authorizing the Actions described herein. The consenting Voting Stockholders’ names, affiliation with American Rebel and holdings are as follows:

Name	Affiliation with American Rebel	Number of Voting Shares	% of Total Voting Shares(3)
Charles A. Ross, Jr.	Director, CEO, Treasurer	64,153,242(1)	28.16%
Doug Grau	Director, President	61,898,241(2)	27.17%
Ronald A. Smith	COO	15,950,000	7.00%
Total		142,001,483	62.33%

(1)	Includes 50,000 shares of Series A Preferred with equivalent of 50,000,000 shares of Common Stock voting power and 14,153,242 shares of Common Stock beneficially owned by Mr. Ross.

(2)	Includes 50,000 shares of Series A Preferred with equivalent of 50,000,000 shares of Common Stock voting power and 11,898,241 shares of Common Stock beneficially owned by Mr. Grau.

(3)	Percentage is based upon 127,789,623 shares of Common Stock issued and outstanding and adjusted by the 100,000,000 votes attributable to the Series A Preferred, for a total of 227,789,623 total voting shares. Figures are rounded to the nearest hundredth of a percent.

Pursuant to American Rebel’s existing Bylaws and the NRS, the holders of the issued and outstanding shares of Common Stock, or Preferred Stock voting rights, representing a majority of voting power may approve and authorize the Actions by written consent as if such Actions were undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and in order to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of the Voting Stockholders. The Written Consent satisfies the stockholder approval requirement for the Actions. Accordingly, under the NRS and the Bylaws, no other approval by the Board or stockholders of American Rebel is required in order to effectuate the Actions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of American Rebel’s Common Stock owned beneficially as of November 15, 2021, or exercisable within the next 60 days thereafter, by: (i) American Rebel’s directors; (ii) American Rebel’s named executive officers; and (iii) each person or group known by American Rebel to beneficially own more than 5% of American Rebel’s outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding(2)
Charles A. Ross, Jr., CEO, principal executive officer, Chairman, treasurer, principal financial officer and principal accounting officer (3)	14,153,242	11.08%

Doug Grau, President and a Director (3)	11,898,241	9.31%

Corey Lambrecht, Director	1,000,000	0.78%

Ronald A. Smith, COO (4)	17,950,000	13.83%

Rocco LaVista, VP of Business Development	8,600,000	6.73%

Directors, officers and beneficial owners as a group (5 Persons)	53,601,483	41.73%

(1)	Unless otherwise noted above, the address of the persons and entities listed in the table is c/o American Rebel Holdings, Inc., 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204.

(2)	Percentage is based upon 127,789,623 shares of Common Stock issued and outstanding and adjusted as needed for derivative securities held by such stockholder. Figures are rounded to the nearest hundredth of a percent.

(3)	Does not include 50,000 shares of Series A Preferred, whereby each share is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred on all matters presented to the stockholders of American Rebel for stockholder vote.

(4)	Includes 2,000,000 five-year warrants to purchase shares of Common Stock at $0.10 per share. Does not include 2,000,000 shares of Common Stock pledged as security for a bridge loan agreement dated April 9, 2021.

ACTION 1. APPROVAL OF REVERSE STOCK SPLIT

The Board recommended and the Voting Stockholders approved an amendment to American Rebel’s Articles of Incorporation to effectuate a Reverse Stock Split at an exchange ratio of up to one-for-200 (or more plainly stated, up to every two hundred existing shares would be exchanged for one new share) as the Board may determine.

The Reverse Stock Split will have no effect on the par value of American Rebel’s Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. The proposed form of amendment to American Rebel’s Articles of Incorporation to implement the Reverse Stock Split is attached to this Information Statement as Appendix A.

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American Rebel’s Common Stock is currently quoted on the OTCQB tier of the OTC Market Group, Inc. under the symbol “AREB”.

The Board may elect not to implement the approved Reverse Stock Split at its sole discretion. The Board has the maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of American Rebel and its stockholders.

American Rebel’s Board intends to effectuate the Reverse Stock Split immediately prior to consummation of the proposed public offering of its Common Stock and listing its Common Stock on a national stock exchange as described below or at any time within the following twelve months (the “Effective Time”).

Purpose of the Reverse Stock Split

The Board believes that a Reverse Stock Split is desirable for a number of reasons, including:

Potential Listing of Common Stock on Nasdaq. On November 1, 2021, American Rebel filed a Registration Statement on Form S-1 for an underwritten public offering of its Common Stock. In connection with the proposed public offering, American Rebel anticipates applying to list its Common Stock on The Nasdaq Capital Market (“Nasdaq”) under the proposed symbol “AREB.” One of the quantitative standards needed to qualify for initial listing on Nasdaq is that American Rebel’s Common Stock must have a minimum closing price of $3.00 per share. On November __, 2021, the last sale price of American Rebel’s Common Stock was $0.___ per share. The Board believes that listing American Rebel’s shares of Common Stock on Nasdaq is in the best interests of American Rebel and its stockholders for a number of reasons, including that it may enable a more active and orderly trading market to develop, thereby enabling American Rebel stockholders to more easily buy and sell shares of American Rebel Common Stock. However, even after effectuating the Reverse Stock Split, there can be no assurance that American Rebel will meet the requirements for initial listing on Nasdaq or any other national stock exchange.

Improve the marketability and liquidity of the Common Stock. The second reason to pursue the Reverse Stock Split is because American Rebel believes that the increased market price of its Common Stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of its Common Stock and may encourage interest and trading in its Common Stock. A reverse stock split could allow a broader range of institutions to invest in American Rebel Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of its Common Stock. The Reverse Stock Split could help increase analyst and broker interest in American Rebel Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of American Rebel’s Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, that the liquidity of American Rebel Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split.

Risks of the Reverse Stock Split

The Reverse Stock Split may not increase American Rebel’s market capitalization, which would prevent American Rebel from realizing some of the anticipated benefits of the Reverse Stock Split, including a listing on Nasdaq. The immediate effect of the Reverse Stock Split would be to reduce the number of shares of the outstanding Common Stock and to potentially increase the trading price of such Common Stock. However, the effect of any effected Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of American Rebel’s Common Stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. Also, there is no assurance that the stock price would not decline below the anticipated stock price following the Reverse Stock Split or that the trading price would remain above the thresholds required to meet initial listing requirements of Nasdaq. The trading price of the Common Stock may change due to a variety of other factors, including American Rebel’s operating results, other factors related to American Rebel’s business and general market conditions. In addition, the fewer number of shares that will be available to trade will possibly cause the trading market of American Rebel’s Common Stock to become less liquid, which could have an adverse effect on the price of the Common Stock.

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Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Stockholders. After the Effective Date each Common Stockholder will own fewer shares of American Rebel’s Common Stock. However, the Reverse Stock Split will affect all of the Common Stockholders uniformly and will not affect any Common Stockholder’s percentage ownership interests in American Rebel, except to the extent that the Reverse Stock Split results in any of its stockholders owning a fractional share as described below. Any fractional share shall be rounded up to the nearest whole share. Further any stockholder as of the Effective Date who owns at least 100 shares will not own less than 100 shares as a result of the Reverse Stock Split.

Change in Number and Exercise Price of Employee and Equity Awards. The Reverse Stock Split will reduce the number of shares of Common Stock available for issuance under American Rebel’s equity compensation arrangements in proportion to the split ratio. Under the terms of its outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of Common Stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split which is ultimately approved by the Board and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares of Common Stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into stock option holders described above.

Authorized Shares of Common Stock. The Reverse Stock Split, if implemented, would not change the number of authorized shares of the Common Stock as designated by American Rebel’s Articles of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under American Rebel’s authorized shares of Common Stock would increase.

The additional shares of Common Stock that would become available for issuance if the Reverse Stock Split is implemented could also be used by American Rebel’s management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the proposed Reverse Stock Split has been prompted by business and financial considerations, stockholders nevertheless should be aware that this action could facilitate future efforts by American Rebel’s management to deter or prevent a change in control.

Other than the public offering, currently anticipated to raise up to $20 million through the sale of additional shares of Common Stock and Common Stock purchase warrants, American Rebel has no specific plans for the issuance of the Common Stock, which would become newly available as a result of the Reverse Stock Split. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of American Rebel’s Common Stock.

Other Effects on Outstanding Shares. If the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable.

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Regulatory Effects. American Rebel’s Common Stock is currently registered under Section 12(g) of the Exchange Act, and is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or American Rebel’s obligation to publicly file financial and other information with the SEC. If the Reverse Stock Split is implemented in connection with the public offering, American Rebel’s Common Stock will trade on Nasdaq. If the Reverse Stock Split is implemented for any other reason in the Board’s discretion, American Rebel’s Common Stock will continue to trade on the OTCQB.

In addition to the above, the Reverse Stock Split will have the following effects upon American Rebel’s Common Stock:

●	The number of shares owned by each holder of Common Stock will be reduced, except no current owner of 100 or more shares will be reduced to less than 100 shares;

●	The per share loss and net book value of American Rebel’s Common Stock will be increased because there will be a lesser number of shares of its Common Stock outstanding;

●	The par value of the Common Stock will remain $0.001 per share;

●	The stated capital on American Rebel’s balance sheet attributable to the Common Stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

●	All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of Common Stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split.

Shares of Common Stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment will not change any of the other the terms of American Rebel’s Common Stock. The shares of Common Stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock prior to the Reverse Stock Split.

Once American Rebel implements the Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of American Rebel’s stockholders. After the Effective Date each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent a smaller number of shares than the number presently shown on the certificate.

The actual number of outstanding shares of American Rebel’s Common Stock after giving effect to the Reverse Stock Split, if and when effected will depend on the number of issued and outstanding shares at the time the Reverse Stock Split is effected and the Reverse Stock Split ratio that is ultimately determined by the Board. The table below shows the Reverse Stock Split ratio and the approximate number of authorized shares of Common Stock to be outstanding for various reverse split ratios:

Reverse Stock Split Ratio	Outstanding Shares Before Reverse Stock Split(1)	Outstanding Shares After Reverse Stock Split(2)
1-for-50	127,789,623	2,555,793
1-for-100	127,789,623	1,277,897
1-for-150	127,789,623	851,931
1-for-200	127,789,623	638,949

(1)	Does not account for the additional issuance of shares of Common Stock after the date hereof as the result of future financings, conversion of outstanding derivative securities or other issuances, which may be substantial.

(2)	Does not account for fractional share rounding or the qualification that a stockholder who owns at least 100 shares will continue to own at least 100 shares.

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Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to American Rebel’s transfer agent. American Rebel request that stockholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a stockholder has held their existing pre-Reverse Stock Split old shares will be included in the total holding period.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing of the amendment to the Articles of Incorporation with the Nevada Secretary of State. The timing of the filing of the amendment that will effectuate the Reverse Stock Split will be determined by the Board, at any time within 12 months, based on its evaluation as to when such action will be the most advantageous to American Rebel and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment, the Board, in its sole discretion, determines that it is no longer in American Rebel’s best interest and the best interests of its stockholders to proceed with the Reverse Stock Split. If the amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of twelve months from the Record Date, the Board will abandon the Reverse Stock Split.

After the filing of the amendment, American Rebel’s Common Stock will have a new CUSIP number, which is a number used to identify its equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split American Rebel’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by American Rebel. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the Effective Date.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to American Rebel’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

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Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will receive a number of shares rounded up to the nearest whole share.

Accounting Matters

The par value per share of American Rebel’s Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the Effective Date, the stated capital on American Rebel’s consolidated balance sheet attributable to Common Stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. American Rebel does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only stockholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, American Rebel has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this information statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by American Rebel in furtherance of the Reverse Stock Split on the terms described herein and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

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No Appraisal Rights

Under NRS, stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Articles of Incorporation to effectuate the Reverse Stock Split.

Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal stockholder and thus make the removal of management more difficult.

The effective increase in American Rebel’s authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by the Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of American Rebel’s securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to stockholders. The Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the reasons for the Reverse Stock Split include the public offering of Common Stock and subsequent listing on Nasdaq, potential increase of the ability of institutions to purchase American Rebel’s Common Stock and the interest in its Common Stock by analysts and brokers. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate American Rebel’s securities or to obtain control of American Rebel by means of a merger, tender offer, solicitation or otherwise.

Additionally, the Reverse Stock Split is not being conducted in an effort to take American Rebel private.

The form of amendment to Article VI of the Articles of Incorporation is attached as Appendix A to this proxy statement.

ACTION 2. APPROVAL OF SECOND AMENDED ARTICLES

The Board recommended and the Voting Stockholders approved the Second Amended Articles. The Second Amended Articles effecting the proposed amendments and restatements will become effective following the 20th day after the mailing of this Information Statement to American Rebel’s stockholders as of the Record Date and the filing of such Second Amended Articles with the Nevada Secretary of State.

The proposed Second Amended Articles are modifications to: (i) adopt a forum selection provision (Article XIII) to require that any or all internal corporate claims, including claims made in the right of the corporation, shall be brought solely and exclusively in any or all of the courts of the State of Nevada; (ii) adopt a severability provision (Article XIV); and (c) restate the Articles of Incorporation.

Forum Selection Provision

The Second Amended Articles include a new provision (Article XIII) requiring that the state or federal courts located in Clark County, Nevada shall be the exclusive venue for: (i) any stockholder derivative action; (ii) any action for breach of fiduciary duty against American Rebel’s officers, directors, employees, or stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Nevada Revised Statutes; (iv) any action asserting a claim arising pursuant to any provision of American Rebel’s Articles of Incorporation or Bylaws (as either may be amended from time to time); or (v) any action against American Rebel governed by the internal affairs doctrine. Although this provision does not limit any substantive stockholder rights, it restricts stockholders’ ability to select the forum for any of the actions described above, and requires that any such action must be brought in Nevada. The purpose of this provision is to direct any such stockholder actions to a single forum which is most familiar with, and most readily able to apply, the corporate law of Nevada. Stockholders who may seek to bring such actions against American Rebel, however, may find that the Nevada forum is less convenient to them than the forum of their choice.

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The adoption of this provision does not apply to all suits brought to enforce any duty or liability created by the Exchange Act, or the rules or regulations thereunder. All suits arising under the Exchange Act are subject to the exclusive jurisdiction of the federal courts pursuant to Section 27 of the Exchange Act (15 U.S. Code § 78aa - Jurisdiction of offenses and suits), which provides that Federal courts have the sole authority to adjudicate all suits in equity and actions at law brought to enforce any liability or duty under that subchapter, including suits arising from the Exchange Act, or the rules and regulations thereunder. All such suits must only be filed in the federal courts, and are not subject to American Rebel’s adoption of this provision.

All suits brought to enforce any duty or liability created by the Securities Exchange Act of 1933, as amended (the “Securities Act”), or the rules and regulations thereunder, are subject to the concurrent jurisdiction of federal and state courts pursuant to Section 22 of the Securities Act (15 U.S. Code § 77v - Jurisdiction of offenses and suits), which provides that the courts of the United States, concurrent with any State or territorial courts, shall have jurisdiction of all suits in equity and actions at law brought to enforce any liability or duty created under that subchapter, including the Securities Act and the rules and regulations promulgated by the Commission in respect thereto. Therefore, any suits arising under the Securities Act may be filed in either a state court, federal court or the court of any U.S. Territory. Insofar as federal, state and territorial courts have concurrent jurisdiction over claims to enforce a duty or liability under the Securities Act, it is uncertain that American Rebel’s adoption of this provision would preclude claims filed in a state or territorial court other than in Nevada.

As a result of the adoption of this amendment to the Articles of Incorporation and corresponding amendment to American Rebel’s Bylaws, internal claims brought against American Rebel not arising under Section 27 of the Exchange Act, including, but not limited to derivative actions, can only be brought in Nevada State courts. Any forum selection clauses existing prior to the amendment are not subject to American Rebel’s adoption of this provision.

Adoption of this provision requires prospective plaintiffs to litigate internal claims, not otherwise subject to Sections 27 and 22 of the Exchange Act, solely in Nevada. There are possible risks and burdens to pursuing internal claims solely in Nevada. Prospective out of state plaintiffs may find litigating claims in Nevada to be costly and not convenient in comparison to other jurisdictions. Additional costs may have the effect of inhibiting and/or discouraging the assertion and pursuit of prospective claims. Further, the application of Nevada law to any prospective claim may be disadvantageous when compared to other state’s laws, rules and regulations, and this may effectively discourage prospective claims.

Severability Provision

The Second Amended Articles include a new provision (Article XIV) adoption administrative severability provisions designed to ensure that if any provision of the Second Amended Articles is found to be invalid or unlawful, the remaining provisions of the Second Amended Articles shall remain in full force and effect.

Second Amended and Restated Articles of Incorporation

American Rebel’s Board and the Voting Stockholders adopted the Second Amended Articles. American Rebel’s current Amended and Restated Articles of Incorporation contain legacy disclosures, including a description of its securities and the adoption of the provisions set forth above, so as to comprise one document with the Nevada Secretary of State in the future.

The form of the Second Amended Articles to be filed with the Nevada Secretary of State is set forth as Appendix B to this Information Statement.

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ACTION 3. APPROVAL OF AMENDED BYLAWS

The Board recommended and the Voting Stockholders approved the Restated Bylaws. The Restated Bylaws effecting the proposed amendments and restatements will become effective following the 20th day after the mailing of this Information Statement to American Rebel’s stockholders as of the Record Date.

The proposed amendments and restatements to the Bylaws are modifications to better reflect the business of American Rebel and in order to improve administrative and governing procedures for it and the protection of its stockholders.

Reasons for the amended and restated Bylaws

The Board believes that these amendments to the Bylaws will provide more protection for its stockholders based on American Rebel’s business plan and expansion efforts in the future.

The form of the Amended Bylaws is set forth as Appendix C to this Information Statement.

OTHER MATTERS

Annual Report

A copy of the 2020 Form 10-K report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to stockholders without charge upon written request to American Rebel Holdings, Inc. Attention: Doug Grau, President, 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of American Rebel on November 19, 2021. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees. The 2020 Form 10-K is also available through the Securities and Exchange Commission’s website free of charge (www.sec.gov).

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2022 Annual Meeting must be received by American Rebel by February 1, 2022. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act. It is suggested the proposal be submitted by certified mail — return receipt requested. Stockholders who intend to present a proposal at the 2022 Annual Meeting without including such proposal in American Rebel’s proxy statement must provide American Rebel notice of such proposal no later than April 1, 2022. American Rebel reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

One set of information statement materials will be delivered to multiple stockholders sharing an address unless the affected stockholders have submitted contrary instructions. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you no longer wish to participate in “householding” and would prefer to receive a separate set of information statement materials, please notify your broker or American Rebel. Stockholders who currently receive multiple copies of the information statement materials at their addresses and would like to request “householding” of their communications should contact their brokers or American Rebel. Please direct your written request in this regard to American Rebel at 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204.

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Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about American Rebel. American Rebel cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that it cannot predict. In addition, American Rebel has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what American Rebel has expressed or forecast in the forward-looking statements. You should rely only on the information American Rebel has provided in this Information Statement. American Rebel has not authorized any person to provide information other than that provided herein. American Rebel has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information

American Rebel files annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. American Rebel’s filings are also available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Stockholders may obtain documents by requesting them in writing or by telephone (833) 267-3235 from American Rebel at the following address: 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204.

This information statement is dated November __, 2021. You should not assume that the information contained in this information statement is accurate as of any date other than that date.

AMERICAN REBEL IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT

REQUESTED TO SEND AMERICAN REBEL A PROXY

Yours truly,

Charles A. Ross, Jr., Chairman
Nashville, Tennessee
November __, 2021

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APPENDIX A – Amendment to Articles for Reverse Stock Split

Article VI – Capital Stock shall be amended to add the following section:

Section 5. Reverse Stock Split. Effective upon the filing of this Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will be automatically reclassified as and combined into shares of Common Stock (the “New Common Stock”) such that each _____ shares of Old Common Stock shall be reclassified as and combined into one share of New Common Stock. Notwithstanding the previous sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock, which is not evenly divisible by 100 shall, with respect to such fractional interest, be entitled to receive one (1) whole share of Common Stock in lieu of a fraction of a share of New Common Stock. Each stock certificate that, immediately prior to the Effective Time represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified as set forth above. In conjunction with the Reverse Stock Split, no stockholder holding at least a round lot (100 shares) prior to the Reverse Stock Split shall have less than one round lot (100 shares) after the Reverse Stock Split.

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APPENDIX B – Second Amended and Restated Articles of Incorporation

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

AMERICAN REBEL HOLDINGS, INC.

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, being at least eighteen (18) years of age and acting as the incorporator of the Corporation hereby being formed under and pursuant to the laws of the State of Nevada, does hereby certify that:

Article I - NAME

The exact name of this Corporation is:

AMERICAN REBEL HOLDINGS, INC.

Article II - REGISTERED OFFICE AND RESIDENT AGENT

The registered office and place of business in the State of Tennessee of this Corporation shall be as designated by the Corporation’s Board of Directors from time to time. The registered agent of the Corporation is The Corporate Place, Inc., whose address is 601 E. Charleston Blvd, Ste 100, Las Vegas, Nevada 89104.

Article III - DURATION

The Corporation shall have perpetual existence.

Article IV - PURPOSES

The purpose, object and nature of the business for which this Corporation is organized are:

(a) To engage in any lawful activity, (b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

Article V - POWERS

This corporation is formed pursuant to Chapter 78 of the Nevada Revised Statutes. The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this Corporation is formed. In addition, the Corporation shall have the following specific powers:

(a) To elect or appoint officers and agents of the Corporation and to fix their compensation; (b) To act as an agent for any individual, association, partnership, corporation or other legal entity; (c) To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, association, partnerships, corporations, or governments; (d) To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus; (e) To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Article VI - CAPITAL STOCK

Section 1. Authorized Shares. The total number of shares which this Corporation is authorized to issue is (i) 600,000,000 shares of Common Stock of $0.001 par value, and (ii) 10,000,000 shares of Preferred Stock of $0.001 par value, of which; 100,000 are designated as Series A Convertible Preferred Stock, and 250,000 are designated as Series B Convertible Preferred Stock. The authority of the Corporation to issue non-voting convertible and/or non-voting non-convertible preferred shares together with additional classes of shares may be limited by resolution of the Board of Directors of the Corporation. Preferred shares and additional classes of shares may be issued from time to time as the Board of Directors may determine in their sole judgment and without the necessity of action by the holders of Shares.

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Series A Preferred Designation

The rights, preferences, restrictions and other matters relating to the Series A Convertible Preferred Stock are as follows:

Section I. Designation and Amount. There is hereby authorized to be issued out of the authorized and unissued shares of preferred stock of the Corporation a class of preferred stock designated as the “Series A – Super Voting Convertible Preferred Stock” (“Series A Preferred Stock”) and the number of shares constituting such class shall be 100,000.

Section II. Voting Rights. Holders of the Series A Preferred Stock shall be entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred Stock on all matters presented to the stockholders of the Corporation for stockholder vote which shall vote along with holders of the Corporation’s Common Stock on such matters.

Section III. Redemption Rights. The Series A Preferred Stock is not redeemable by the Corporation.

Section IV. Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the Holders of the Series A Preferred Stock which is entitled, other than solely by law, to vote with respect to the matter, and which Preferred Stock represents at least a majority of the voting power of the then outstanding shares of such Series A Preferred Stock:

(a) sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of;

(b) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares;

(c) increase or decrease (other than by redemption or conversion) the total number of authorized shares of preferred stock;

(d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security (i) having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends or upon liquidation, or (ii) having rights similar to any of the rights of the Series A Preferred Stock; or

(e) amend the Corporation’s Articles of Incorporation or bylaws

Section V. Other Rights. Except as otherwise stated herein, there are no other rights, privileges, or preferences attendant or relating to in any way the Series A Preferred Stock, including by way of illustration but not limitation, those concerning dividend, ranking, other conversion, other redemption, participation, or anti-dilution rights or preferences.

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Section VI. Definitions. As used in herein, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Common Stock” means any and all shares of the Corporation’s $0.001 par value common stock.

“Corporation” means American Rebel Holdings, Inc., a Nevada corporation, and its successors.

“Series A Preferred Stock” has the meaning ascribed to it in Section I hereof.

“Holder” means a holder of a share or shares of Series A Preferred Stock as reflected in the stock books of the Corporation.

Series B Preferred Designation

The rights, preferences, restrictions and other matters relating to the Series B Convertible Preferred Stock are as follows:

The number of shares constituting the Series B Convertible Preferred Stock shall be 250,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series B Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series B Convertible Preferred Stock.

1. Designation. The Shares are designated as the Company’s Series B Convertible Preferred Stock (the “Series B Preferred”).

2. Conversion. The holders of the Series B Preferred shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each Series B Preferred share shall be convertible into shares of the Company’s Common Stock at a price per share of $0.07 (1 Share converts into 100 shares of Common Stock) (the “Conversion Price”), at the option of the holder thereof, and on or prior to the fifth (5th) day prior to a redemption Date, if any, as may have been fixed in any redemption notice with respect to the Series B Preferred shares, at the office of this Company or any transfer agent for such stock.

(b) Mechanics of Conversion. Before any holder of Series B Preferred shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Company or of any transfer agent for the Series B Preferred, and shall give written notice to this Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred shares, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

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(c) No Impairment. This Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred shares against impairment.

(d) Reservation of Stock Issuable Upon Conversion. Following the date hereof, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred shares; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred shares, in addition to such other remedies as shall be available to the holder of such Series B Preferred shares, this Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Company’s Articles of Incorporation.

(e) Notice. Any notice required by the provisions of this section to be given to the holders of Series B Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Company.

3. Other Rights. Except as otherwise stated herein, there are no other rights, privileges, or preferences attendant or relating to in any way the Series B Preferred, including by way of illustration but not limitation, those concerning dividend, ranking, other conversion, other redemption, participation, or anti-dilution rights or preferences.

4. Voting Rights. The holder of each Share shall not have any voting rights, except in the case of voting on a change in the preferences of Series B Preferred.

5. Protective Provisions. So long as any Series B Preferred are outstanding, this Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of Series B Preferred which is entitled, other than solely by law, to vote with respect to the matter, and which Series B Preferred represents at least a majority of the voting power of the then outstanding Series B Preferred:

(a) alter or change the rights, preferences or privileges of the Series B Preferred so as to affect adversely the Series B Preferred; or

(b) increase the total number of authorized Series B Preferred.

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Section 2. Voting Rights of Stockholders. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

Section 3. Consideration for Shares. The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable.

Section 4. Stock Rights and Options. The Corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.

Article VII - MANAGEMENT

For the management of the business, and for the conduct of the affairs of the Corporation, and for the future definition, limitation, and regulation of the powers of the Corporation and its directors and stockholders, it is further provided:

Section 1. Size of Board. The initial number of the Board of Directors shall be up to five (5). Thereafter, the number of directors shall be as specified in the Bylaws of the Corporation, and such number may from time to time be increased or decreased in such manner as prescribed by the Bylaws. Directors need not be stockholders.

Section 2. Powers of Board. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

(a) To make, alter, amend, and repeal the Bylaws subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors;

(b) Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to stockholder inspection. No stockholder shall have any right to inspect any of the accounts, books or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation;

(c) To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property;

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(d) To determine whether any and, if so, what part of the earned surplus of the Corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

(e) To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose;

(f) To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

(g) To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board;

(h) To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid;

(i) In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the Corporation.

Section 3. Interested Directors. No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.

Section 4. Name and Address. The name and post office address of the Board of Directors which shall consist of three (3) persons who shall hold office until their successors are duly elected and qualified, are as follows:

NAME	ADDRESS
Charles “Andy” Ross, Jr.	718 Thompson Lane, Suite 108-199
Nashville, TN 37204

Doug Grau	718 Thompson Lane, Suite 108-199
Nashville, TN 37204

Corey Lambrecht	718 Thompson Lane, Suite 108-199
Nashville, TN 37204

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Article VIII - PLACE OF MEETING; CORPORATE BOOKS

Subject to the laws of the State of Nevada, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

Article IX - AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

Article X – The name and address of the incorporator who signed the original Articles of Incorporation was:

NAME	POST OFFICE ADDRESS

David Estus	601 E. Charleston Blvd, Suite 100
Las Vegas, Nevada 89104

Article XI - LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer. This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Revised Statutes Section 78.300.

Article XII – TRANSACTIONS WITH STOCKHOLDERS

Section 1. CONTROL SHARE ACQUISITION EXEMPTION. The Corporation elects not to be governed by the provisions of NRS.§78.378 to NRS.§78.3793 generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

Section 2. COMBINATIONS WITH INTERESTED STOCKHOLDERS. The Corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, of the Nevada Business Corporation Law.

Article XIII - FORUM SELECTION

Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any present or former director, officer or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Nevada Revised Statutes, (iv) any action asserting a claim arising pursuant to any provision of the Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (v) any action asserting a claim governed by the internal affairs doctrine (“Covered Action”) shall be the courts in Clark County in the State of Nevada (or, if the courts in Clark County in the State of Nevada does not have jurisdiction, the federal district court for the District of Nevada). Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section. This exclusive forum selection provision will not apply to claims arising under the federal securities laws or any other claim for which the federal courts have exclusive jurisdiction.

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Article XIV - SEVERABILITY PROVISIONS

If any voting powers, preferences and relative, participating, optional and other special rights of any class or series of capital stock and qualifications, limitations, and restrictions thereof is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of all classes and series of capital stock and qualifications, limitations and restrictions thereof set forth in these Articles of Incorporation which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative participating, optional and other special rights of any series or class of capital stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof unless so expressed herein.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this ___ day of December, 2021.

Charles A. Ross, Jr., CEO

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APPENDIX C – Amendment to Bylaws

AMENDED AND RESTATED BYLAWS

OF

AMERICAN REBEL HOLDINGS, INC.

a Nevada corporation

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AMENDED AND RESTATED BYLAWS

OF

AMERICAN REBEL HOLDINGS, INC.

a Nevada corporation

ARTICLE I

OFFICES

Section 1. Principal Office. The principal office for the transaction of business of American Rebel Holdings, Inc., a Nevada corporation (the “Corporation”), shall be designated by the Corporation’s Board of Directors from time to time. The location may be changed by approval of a majority of the authorized directors, and additional offices may be established and maintained at such other place or places, either within or outside of Nevada, as the Board of Directors may from time to time designate.

Section 2. Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

ARTICLE II

DIRECTORS - MANAGEMENT

Section 1. Powers, Standard of Care.

1.1 Powers. Subject to the provisions of the Nevada Revised Statutes (hereinafter the “Code”), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, as that term is defined in the Code, or by the outstanding shares, as that term is defined in the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

1.2 Standard of Care; Liability.

1.2.1 Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

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1.2.2 In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

(1) One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

(2) Counsel, independent accountants, or other persons as to which the Director believes to be within such person’s professional or expert competence, or

(3) A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefore is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

Section 2. Number and Qualification of Directors. The authorized number of Directors of the Corporation shall be not less than one nor more than five until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to the Bylaws. The exact number of directors may be fixed within the limits specified by resolution adopted by the vote of the majority of directors in office; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term.

Section 3. Election and Term of Office of Directors.

3.1 Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. If any such annual meeting of Shareholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.2 Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority (plurality) of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

Section 4. Vacancies.

4.1 A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting.

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4.2 Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until the next annual meeting of the Shareholders or until a successor has been otherwise elected and qualified.

4.3 The Shareholders may elect a Director or Directors to fill a vacancy or vacancies only if there are no Directors in office.

4.4 Any Director may resign, effective upon giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s).

4.5 No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director’s term of office expires.

Section 5. Removal of Directors.

5.1 The entire Board of Directors, or any individual Director, may be removed from office as provided by Section 78.335 of the Code at any special meeting of Shareholders called for such purpose by vote of the holders of two-thirds of the voting power entitling them to elect directors in place of those to be removed, subject to the provisions of Section 5.2 of Article II.

5.2 No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Director’s most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

Section 6. Place of Meetings. Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

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Section 7. Annual Meetings. Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers, and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the Code, by the Secretary, or other officer designated for that purpose.

Section 8. Other Regular Meetings.

8.1 Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

8.2 If said day falls upon a holiday, such meetings shall be held on the next succeeding business day thereafter.

Section 9. Special Meetings, Notices.

9.1 Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any one-third or more of the Directors in office.

9.2 Notice of the time and place for special meetings shall be delivered personally, by electronic mail, by telephone, or sent by first class mail, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or other recognized delivery service, it shall be delivered personally or by telephone or to the other recognized delivery service at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

Section 10. Waiver of Notice.

10.1 The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

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10.2 Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

Section 11. Quorums. Presence of a majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Members of the Board may participate in a meeting through use of conference telephone, video conference, or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 12. Adjournment. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13. Notice of Adjournment. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

Section 14. Sole Director Provided by Articles or Bylaws. In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

Section 15. Directors Action by Unanimous Written Consent. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

Section 16. Compensation of Directors. By a resolution of the Board of Directors, Directors and Committee members may be paid either expenses, if any, for their attendance at each regular and special meeting of the Board of Directors or Committee meeting, or a fixed sum for attendance at each meeting, or a stated salary as a Director or Committee member, or a combination of the foregoing; provided, however, that nothing contained herein shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, employee or otherwise receiving compensation for such services.

Section 17. Committees. Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any Committee, who may replace any absent member at any meeting of the Committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Code.

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Section 18. Meetings and Action of Committees. Meetings and action of Committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the Committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the Committee, and special meetings of Committees may also be given to all alternate members, who shall have the right to attend all meetings of the Committee. The Board of Directors may adopt rules for the government of any Committee not inconsistent with the provisions of these Bylaws.

Section 19. Advisors. The Board of Directors from time to time may request and hire for a fee one or more persons to be Advisors to the Board of Directors, but such persons shall not by such appointment be members of the Board of Directors. Advisors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

ARTICLE III

OFFICERS

Section 1. Officers. The principal officers of the Corporation shall be a President, a Secretary, and a Treasurer who may also be called Chief Financial Officer. The Corporation shall also have, at the discretion of the Board of Directors, a Chief Executive Officer, a Chairman of the Board, a Chief Operations Officer, Chief Legal Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

Section 2. Election of Officers. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article III, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor shall be duly elected and qualified, or until his or her death, resignation, or removal in the manner hereinafter provided.

Section 3. Subordinate Officers, etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws, or as the Board of Directors may from time to time determine.

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Section 4. Removal and Resignation of Officers.

4.1 Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

4.2 Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

Section 6. Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

Section 7. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be assisting the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. In the absence or disability of the Chief Executive Officer, the President shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing Committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

Section 8. Vice President. In the absence or disability of the Chief Executive Officer, if any, and the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the Chief Executive Officer and President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer and President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the Chief Executive Officer, President, or the Chairman of the Board.

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Section 9. Secretary.

9.1 The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors’ and Committee meetings, the number of shares present or represented at Shareholders’ meetings and the proceedings thereof.

9.2 The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation’s transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

9.3 The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal, if any, of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 10. Treasurer.

10.1 The Treasurer, who may also be called Chief Financial Officer, shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

10.2 The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

ARTICLE IV

SHAREHOLDERS

Section 1. Place of Meetings. Meetings of the Shareholders shall be held at any place within or outside the state of Nevada designated by the Board of Directors. In the absence of any such designation, Shareholders’ meetings shall be held at the principal executive office of the Corporation.

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Section 2. Annual Meeting.

2.1 The annual meetings of shareholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of shareholders.)

2.2 If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

2.3 If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors.

Section 3. Special Meetings. Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, or the President.

Section 4. Notice of Meetings – Reports.

4.1 Notice of any Shareholders meetings, annual or special, shall be given in writing not less than ten calendar days nor more than 60 calendar days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary’s neglect or refusal, by any Director or Shareholder.

4.2 Such notices or any reports shall be given personally, by mail, or other means of written communication as provided in the Code and shall be sent to the Shareholder’s address appearing on the books of the Corporation, or supplied by the Shareholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

4.3 Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of transmission of the notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

4.4 Notice shall be deemed given at the time it is delivered personally or five business days after deposit in the mail or upon receipt of refusal if sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

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Section 5. Quorum.

5.1 The holders of one-third of the shares entitled to vote at a Shareholders’ meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

5.2 The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

Section 6. Adjourned Meeting and Notice Thereof.

6.1 Any Shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

6.2 When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 calendar days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article IV. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

Section 7. Waiver or Consent by Absent Shareholders.

7.1 The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

7.2 The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 4.3 of this Article IV, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

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7.3 Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders’ names and addresses and shareholdings during usual business hours upon five business days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent’s usual charges for such a list, a list of the Shareholders’ names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five business days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder’s interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

Section 8. List of Shareholders Entitled to a Vote. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting; provided, however, if the record date for determining the Shareholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the Shareholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each Shareholder and the number of shares registered in the name of each Shareholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any Shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to Shareholders of the corporation. If the meeting is to be held at a place, then a list of Shareholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any Shareholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any Shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 9. Maintenance and Inspection of Bylaws. The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours.

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Section 10. Annual Report to Shareholders.

10.1 A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution.

10.2 Only if the Corporation has not filed its annual financial statements during the 12 months prior to such request as required under Section 13 or 15 of the Securities Exchange Act of 1934, then if a Shareholder or Shareholders holding at least 15 percent of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an Income Statement of the Corporation for the three month, six month, or nine month period of the then current fiscal year ended more than 45 calendar days prior to the date of the request, and a Balance Sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within 30 calendar days after the receipt of such request; provided however, that the Shareholder must first provide the Corporation an affidavit that such inspection, is not desired for any purpose not related to his or her interest in the corporation as a Shareholder.

Section 11. Financial Statements.

11.1 A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution.

11.2 Any person who has been a shareholder of record of the Corporation for no less than six months and owns not less than 15 percent of all of the issued and outstanding shares of the stock of the Corporation or has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least 5 calendar days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records; provided however, that the shareholder must provide the Corporation an affidavit that such inspection, copies or audit is not desired for any purpose not related to his or her interest in the Corporation as a shareholder.

Section 12. Annual List of Officers, Directors, and State Business License Application. The Corporation shall, in a timely manner, as required by law, file with the Secretary of State of Nevada, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with the Code.

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ARTICLE V

AMENDMENTS TO BYLAWS

Section 1. Amendment by Directors. The Board of Directors shall have power to make, adopt, alter, amend, and repeal, from time to time, Bylaws of the Corporation, except that the Board of Directors shall have no power to change the quorum for meetings of Shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of Directors. If any bylaw regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of Shareholders for the election of Directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

Section 2. Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

ARTICLE VI

SHARES OF STOCK

Section 1. Certificate of Stock.

1.1 The certificates representing shares of the Corporation’s stock shall be in such form as shall be adopted by the Board of Directors and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, if any, the holder’s name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the Chief Executive Officer, President and (2) the Secretary or Chief Financial Officer.

1.2 To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a Shareholder, except as therein provided.

Section 2. Lost or Destroyed Certificates.

The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his or her legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability, or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper to do so.

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Section 3. Transfer of Shares.

3.1 Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his or her duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

3.2 The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4. Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding 60 calendar days, nor less than ten calendar days, as the record date for the determination of Shareholders entitled to receive notice of, or to vote at, any meeting of Shareholders, or to consent to any proposal without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of Shareholders entitled to notice of, or to vote at, a meeting of Shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Directors relating thereto is adopted. When a determination of Shareholders of record entitled to notice of, or to vote at, any meeting of Shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the Directors fix a new record date for the adjourned meeting.

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ARTICLE VII

DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VIII

FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors.

ARTICLE IX

CORPORATE SEAL

The corporate seal shall have inscribed the name of the Corporation, the date of its incorporation, and the word “Nevada” to indicate the Corporation was incorporated pursuant to the laws of the State of Nevada.

ARTICLE X

INDEMNITY

Section 1. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, appeal, or proceeding, whether civil, criminal, administrative, or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, its security holders or otherwise by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a Director or officer of the Corporation or is or was serving at the request of the corporation or for its benefit as a Director, officer, employee, or agent of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including, without limitation attorneys’ fees and disbursements, judgments, fine penalties, damage, punitive damages, excise tax assessed with respect to an employee benefit plan, amounts paid or to be paid in settlement and cost or expense of any nature) reasonably incurred or suffered by him or her in connection therewith. The Board of Directors may, in its discretion, cause the expense of officers and Directors incurred in defending a civil or criminal action, suit, or proceeding to be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his or her own willful misconduct or gross negligence. Any right of indemnification shall not be exclusive of any other right which such Directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article. This provision will not apply to actions arising under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Section 2. The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

Section 3. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

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ARTICLE XI

MISCELLANEOUS

Section 1. Shareholders’ Agreements. Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein, and may otherwise modify the provisions contained in Article IV, herein as to Shareholders’ meetings and actions.

Section 2. Effect of Shareholders’ Agreements. Any Shareholders’ Agreement authorized by the Code, shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Articles of Incorporation as required by the Code and shall terminate when the Corporation ceases to be a close corporation. Such an agreement cannot waive or alter the Sections of the Code. Any other provisions of the Code or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

Section 3. Books and Records. The Corporation will keep, or cause to be kept or administered on its behalf, correct and complete books and records of account and minutes of the proceedings of its Shareholders and Board of Directors and a stock ledger, all in accordance with Section 78.0297 of Chapter 78 of the Nevada Revised Statutes.

Section 4. Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

Section 5. Relation to the Certificate of Incorporation. These Bylaws are subject to, and governed by, the Certificate of Incorporation of the Corporation as amended from time to time.

Section 6. Forum Selection for Certain Litigation. Unless the Corporation consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any present or former director, officer or employee of the Corporation to the Corporation or the Corporation’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Nevada Revised Statutes, (iv) any action asserting a claim arising pursuant to any provision of the Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (v) any action asserting a claim governed by the internal affairs doctrine (“Covered Action”) shall be the courts in Clark County in the State of Nevada (or, if the courts in Clark County in the State of Nevada does not have jurisdiction, the federal district court for the District of Nevada). Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section. This exclusive forum selection provision will not apply to claims arising under the federal securities laws or any other claim for which the federal courts have exclusive jurisdiction.

Section 7. Headings. The headings contained herein are for convenience only, do not constitute a part of this Bylaws and shall not be deemed to limit or affect and of the provisions hereof.

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CERTIFICATE OF SECRETARY

I, the undersigned, certify that:

1.	I am the duly elected and acting Secretary of American Rebel Holdings, Inc., a Nevada corporation; and

2.	The foregoing Bylaws, consisting of 17 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation on the _______ day of December, 2021.

Charles A. Ross, Jr., Secretary

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